UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Voting Results

At the Annual Meeting of Stockholders of Emmaus Life Sciences, Inc. (“we,” “us,” “our, “Emmaus” or the “company”) held on December 8, 2022 (the “Annual Meeting”), the stockholders of the company voted on three proposals, all of which were approved. Management solicited proxies for the Annual Meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees for election as directors identified in the proxy statement and all of management’s nominees were elected to our Board of Directors.

As of the record date for the Annual Meeting, there were 49,558,501 shares of common stock outstanding and entitled to vote. The details of voting at the Annual Meeting are provided below.

Proposal 1:

To elect the five nominees named below to our Board of Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier retirement, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Yutaka Niihara, M.D., M.P.H.	23,176,995	400,562	6,022,530
Willis C. Lee	23,194,026	383,531	6,022,530
Seah Lim, M.D., Ph.D.	23,233,528	344,029	6,022,530
Wei Peu Derek Zen	23,229,478	348,079	6,022,530
Ian Zwicker	23,233,428	344,129	6,022,530

Proposal 2:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To approve the amendment to our restated certificate of incorporation to authorize our Board of Directors in its discretion to effect a reverse stock split of the outstanding shares of our common stock within one year following the Annual Meeting at a ratio of not less than 1-for-5 nor greater than 1-for-8	28,880,074	679,945	40,068	0

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Proposal 3:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	29,515,739	50,244	34,104	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2022	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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